SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 27, 2001

                            Structured Products Corp.

             (Exact name of registrant as specified in its charter)

Delaware                                 33-55860/       13-3692801
--------                                ---------        -----------
                                        333-57357
                                        ---------
(State or other jurisdiction of        (Commission File  (IRS Employer
 incorporation or                       Number)           Identification
 organization                                             Number)

390 Greenwich Street, New York, New York                               10013
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number including area code (212) 723-9654

Item 1.           Changes in Control of Registrant.

                  NOT APPLICABLE.
Item 2.           Acquisition or Disposition of Assets.

                  NOT APPLICABLE.
Item 3.           Bankruptcy or Receivership.

                  NOT APPLICABLE.
Item 4.           Changes in Registrant's Certifying Accountant.

                  NOT APPLICABLE.
Item 5.           Other Events.

                  DOCUMENTS INCORPORATED BY REFERENCE.
                  The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1999 and December 31, 1998, and for each of the years in the three-year period ended December 31, 1999, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 2000) and the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of September 30, 2000, and for periods ended September 30, 2000 and September 30, 1999, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2000 (which was filed with the Securities and Exchange Commission on November 13, 2000) and the unaudited interim financial statements and accompanying discussion of Ambac
                  Financial Group, Inc. as of December 31, 2000 and for the periods ending December 31, 2000, and December 31, 1999 contained in the press release issued on January 24, 2001, included in the Form 8-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on January 24, 2001), are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-57357) of the Registrant; and (iii) the Preliminary Prospectus Supplement and Prospectus relating to TIERS(R) Principal-Protected Asset Backed Certificates Trust Series S&P 2001-4, and shall be deemed to be part hereof and thereof.


Item 6.  Resignations of Registrant's Directors.

                  NOT APPLICABLE.
Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

                  (a)  NOT APPLICABLE.

                  (b)  NOT APPLICABLE.

                  (c)  EXHIBITS.
Item 601(a) of Regulation S-K Exhibit No. (EX-23)      Description
                              ----------               -----------


                                        Consent   of   KPMG   LLP,   independent
                                        certified  public  accountants  of Ambac
                                        Assurance  Corporation and  subsidiaries
                                        in     connection      with     TIERS(R)
                                        Principal-Protected     Asset     Backed
                                        Certificates Trust Series S&P 2001-4

                                   SIGNATURES




          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated February 27, 2001
                                STRUCTURED PRODUCTS CORP.


                                By:    /s/ Matthew R. Mayers
                                     -----------------------------------------
                                Name:   Matthew R. Mayers
                                Title:  Authorized Signatory

EXHIBIT INDEX

------------------------ -------------------------------------------------------------------------------
Exhibit No.              Description                                               Paper    (P)   or
                                                                                   Electronic (E)
------------------------ -------------------------------------------------------------------------------

(EX-23)                  Consent  of  KPMG  LLP,  independent  certified  public    E
                         accountants  of     Ambac  Assurance   Corporation  and
                         subsidiaries     in     connection     with    TIERS(R)
                         Principal-Protected  Asset  Backed  Certificates  Trust
                         Series S&P 2001-4

------------------------ -------------------------------------------------------------------------------
